UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21533

Western Asset Inflation Management Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2009

Western Asset Inflation Management Fund Inc.

(IMF)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is total return. Current income is a secondary investment objective.

What’s inside

Letter from the chairman	I

Fund overview	1

Fund at a glance	5

Schedule of investments	6

Statement of assets and liabilities	11

Statements of operations	12

Statements of changes in net assets	13

Statements of cash flows	14

Financial highlights	16

Notes to financial statements	17

Report of independent registered public accounting firm	32

Board approval of management and subadvisory agreements	33

Additional information	39

Annual chief executive officer and chief financial officer certifications	45

Dividend reinvestment plan	46

Important tax information	48

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

At a meeting held in May 2009, the Fund’s Board of Directors approved a recommendation from Legg Mason Partners Fund Advisor, LLC, the Fund’s investment manager, to change the fiscal year-end of the Fund from October 31 to December 31. As a result of this change, shareholders are being provided with a short-period annual report for the two-month period from November 1, 2009 through December 31, 2009.

Please read on for a more detailed look at the prevailing economic and market conditions during the Fund’s abbreviated reporting period and to learn how those conditions have affected Fund performance. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report. Please refer to the Fund’s annual report for the period ended October 31, 2009 for additional information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 29, 2010

Western Asset Inflation Management Fund Inc.	I

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is total return. Current income is a secondary objective. The Fund invests the majority of its assets in inflation-protected securities issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporate securities that are structured to provide protection against inflation. We also have the flexibility to invest in certain other fixed-income securities that we believe will provide protection against inflation. Inflation-protected securities will include U.S. Treasury Inflation-Protected Securities (“TIPS”)i, as well as other bonds issued by U.S. and non-U.S. government agencies or instrumentalities or corporations and derivatives related to these securities.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the two-month reporting period from November 1, 2009 through December 31, 2009, U.S. Treasury yields moved higher (and their prices lower), whereas the spread sectors (non-Treasuries) generally performed well. The yields on two- and ten-year Treasuries began the period at 0.90% and 3.41%, respectively. Yields then moved steadily higher through the end of the year, as economic data was generally better than anticipated and expectations for inflation increased. When the period ended on December 31, 2009, the yields on two- and ten-year Treasuries were 1.14% and 3.85%, respectively. Inflation expectations led to increased demand for TIPS, and the Barclays Capital Global Real Index: U.S. TIPSii gained 0.53% during the two months ended December 31, 2009.

In contrast to the Treasury market, the spread sectors, overall, generated solid results during the two-month period. As was the case during much of 2009, the spread sectors benefited from improving credit conditions, encouraging economic data and increased investor risk appetite. Also supporting the spread sectors was strong demand from investors seeking incremental yields, given the low rates available from short-term fixed-income securities. All told, lower-quality bonds outperformed higher-quality bonds during the reporting period. From November 1st through December 31, 2009, as measured by the Barclays Capital U.S. Corporate Investment Grade Indexiii,

Western Asset Inflation Management Fund Inc. 2009 Annual Report	1

Fund overview continued

higher-rated AA and A-rated bonds returned -0.17% and 0.22% respectively, while lower-rated BBB-rated bonds returned 1.53%.

Q. How did we respond to these changing market conditions?

A. There were a number of adjustments made to the portfolio during the reporting period. Given their price rally, we reduced our TIPS exposure and maintained a larger cash position as we sought compelling opportunities elsewhere.

During the reporting period, we utilized Treasury and Euro-bund futures to manage the Fund’s durationiv and yield curvev exposure. Interest rate swaps were utilized to manage our interest rate exposure at the long end of the yield curve. We also used index credit default swaps to manage the Fund’s exposure to the corporate market. Currency contracts were used to hedge our non-U.S. dollar security exposure. Overall, the use of these derivative instruments was slightly positive for performance.

Performance review

For the two-month period from November 1, 2009 through December 31, 2009, Western Asset Inflation Management Fund Inc. returned 0.62% based on its net asset value (“NAV”)vi and 1.62% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital Global Real Index: U.S. TIPS, returned 0.53% for the same period. The Lipper Corporate Debt BBB-Rated Closed-End Funds Category Averagevii returned 1.43% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the two-month period, the Fund made distributions to shareholders totaling $0.10 per share. The performance table shows the Fund’s two-month total return based on its NAV and market price as of December 31, 2009. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of December 31, 2009 (unaudited)

PRICE PER SHARE	2-MONTH TOTAL RETURN*
$17.69 (NAV)	0.62%
$16.15 (Market Price)	1.62%

All figures represent past performance and are not a guarantee of future results.

* Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods may differ, in some cases, substantially.

2	Western Asset Inflation Management Fund Inc. 2009 Annual Report

Q. What were the leading contributors to performance?

A. The largest contributor to relative performance for the period was our out-of-benchmark exposure to the high-yield sector. Significant contributors to performance were Energy Future Holdings Corp., GMAC LLC and Ford Motor Credit Co. In each case, their spreads tightened during the period and they produced strong results. Our exposure to investment grade bonds was also rewarded. In particular, our Financials holdings boosted the Fund’s returns. Within the investment grade bond space, JPMorgan Chase & Co. and SLM Corp. were strong performers during the reporting period. Our exposure to structured mortgage obligations, namely collateralized mortgage obligations, was another meaningful contributor to performance. The asset class performed well given some improvements in the housing market.

Q. What were the leading detractors from performance?

A. The Fund’s cash position was the largest detractor from relative results during the reporting period given the extremely low yields available from short-term money market instruments. Also modestly detracting from performance was the Fund’s underweight to TIPS. While our exposure to TIPS represented approximately 85% of the portfolio, having an underweight hurt our relative results. Elsewhere, an exposure to agency preferred securities was a drag on performance. These higher-quality securities lagged as the low-quality rally continued during the last two months of 2009.

Looking for additional information?

The Fund is traded under the symbol “IMF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XIMFX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Inflation Management Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 19, 2010

Western Asset Inflation Management Fund Inc. 2009 Annual Report	3

Fund overview continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 6 through 10 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of total investments) as of December 31, 2009 were: U.S. Treasury Inflation Protected Securities (86.1%), Non-U.S. Treasury Inflation Protected Securities (5.3%), Corporate Bonds & Notes (5.0%), Mortgage-Backed Securities (1.6%) and Collateralized Mortgage Obligations (0.6%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. If interest rates rise, but the rate of inflation does not, the Fund’s performance will be adversely affected. The Fund is subject to the risks associated with inflation-protected securities (“IPS”). Risks associated with IPS investments include liquidity risk, interest rate risk, prepayment risk, extension risk and deflation risk. Income distributions of the Fund are likely to fluctuate more than those of a conventional bond fund. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. There is no assurance that the Fund’s leveraging strategy will be successful.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

ii	The Barclays Capital Global Real Index: U.S. TIPS represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.
iii

The Barclays Capital U.S. Corporate Investment Grade Index is an unmanaged index consisting of publicly issued U.S. corporate and specified foreign debentures and secured notes that are rated investment grade (Baa3/BBB- or higher) by at least two ratings agencies, have at least one year to final maturity and have at least $250 million par amount outstanding. To qualify, bonds must be SEC-registered.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

v	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
vi

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the two-month period from November 1, 2009 through December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 22 funds in the Fund’s Lipper category.

4	Western Asset Inflation Management Fund Inc. 2009 Annual Report

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†

The bar graphs above represent the composition of the Fund’s investments as of December 31, 2009 and October 31, 2009 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Inflation Management Fund Inc. 2009 Annual Report.	5

Schedule of investments

December 31, 2009

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

FACE AMOUNT†	SECURITY	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES — 86.1%
	U.S. Treasury Bonds, Inflation Indexed:
194,787	3.375% due 1/15/12	$208,574
12,251,233	3.000% due 7/15/12	13,187,301
5,802,511	1.875% due 7/15/13	6,118,475
13,629,837	2.375% due 1/15/25	14,415,679
13,755,838	2.000% due 1/15/26	13,849,337
4,003,617	1.750% due 1/15/28	3,849,101
2,416,440	2.500% due 1/15/29	2,597,861
4,444,565	3.875% due 4/15/29(a)	5,733,142
	U.S. Treasury Notes, Inflation Indexed:
2,929,652	2.375% due 4/15/11	3,019,830
2,527,027	2.000% due 1/15/14	2,675,490
9,362,550	1.625% due 1/15/15	9,748,755
11,588,450	2.000% due 1/15/16	12,252,074
2,494,055	2.500% due 7/15/16	2,719,104
2,992,394	1.625% due 1/15/18	3,067,904
9,523,370	1.375% due 7/15/18	9,557,597
906,165	2.125% due 1/15/19	962,375
2,531,050	1.875% due 7/15/19	2,631,105
	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $100,295,179)	106,593,704
ASSET-BACKED SECURITIES — 0.2%
FINANCIALS — 0.2%
	Home Equity — 0.2%
329,564	Asset-Backed Funding Certificates, 2.406% due 1/25/34(b)	131,167
73,417	Finance America Net Interest Margin Trust, 5.250% due 6/27/34(c)(d)(e)(g)	35
130,221	GSAMP Trust, 1.381% due 11/25/34(b)	11,720
345,872	Renaissance Home Equity Loan Trust, 2.131% due 3/25/34(b)	121,579
8,853	SACO I Trust, 0.431% due 4/25/35(b)(c)	3,585
71,380	Sail Net Interest Margin Notes, 5.500% due 3/27/34(c)(e)(g)	0
	TOTAL ASSET-BACKED SECURITIES (Cost — $965,462)	268,086
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.6%
95,928	American Home Mortgage Investment Trust, 1.031% due 11/25/45(b)	76
3,299,792	Federal National Mortgage Association (FNMA), STRIPS, IO, 5.500% due 7/1/18(e)(f)	407,640
197,547	Merit Securities Corp., 1.731% due 9/28/32(b)(c)	160,994

See Notes to Financial Statements.

6	Western Asset Inflation Management Fund Inc. 2009 Annual Report

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Structured Asset Securities Corp.:
50,315	1.331% due 2/25/28(b)	$43,048
179,738	1.231% due 3/25/28(b)	157,004
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $679,245)	768,762
CORPORATE BONDS & NOTES — 5.0%
ENERGY — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
29,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	27,649
FINANCIALS — 4.5%
	Capital Markets — 0.0%
1,050,000	Kaupthing Bank HF, Subordinated Notes, 7.125% due 5/19/16(c)(e)(g)	2,730
	Commercial Banks — 0.1%
550,000	Glitnir Banki HF, Subordinated Notes, 6.693% due 6/15/16(c)(e)(g)	1,430
160,000	RSHB Capital, Loan Participation Notes, Senior Secured Bonds, 6.299% due 5/15/17(c)	161,920
	Total Commercial Banks	163,350
	Consumer Finance — 3.4%
1,500,000	Ford Motor Credit Co., Senior Notes, 1.854% due 1/15/10(b)	1,501,875
	GMAC LLC:
921,000	2.456% due 12/1/14(b)(c)	742,556
92,000	Senior Notes, 7.500% due 12/31/13(c)	89,700
111,000	Subordinated Notes, 8.000% due 12/31/18(c)	98,790
	SLM Corp., Medium-Term Notes:
1,000,000	1.097% due 2/1/10(b)	1,002,110
540,000	5.375% due 1/15/13	509,744
270,000	5.375% due 5/15/14	249,275
	Total Consumer Finance	4,194,050
	Diversified Financial Services — 1.0%
430,000	Citigroup Inc., Senior Notes, 6.010% due 1/15/15	439,544
685,000	JPMorgan Chase & Co., Junior Subordinated Notes, 7.900% due 4/30/18(b)(h)	708,861
100,000	TNK-BP Finance SA, Senior Notes, 7.875% due 3/13/18(c)	103,250
	Total Diversified Financial Services	1,251,655
	TOTAL FINANCIALS	5,611,785
UTILITIES — 0.5%
	Electric Utilities — 0.2%
250,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14(c)	271,250

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2009 Annual Report	7

Schedule of investments continued

December 31, 2009

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Independent Power Producers & Energy Traders — 0.3%
		Energy Future Holdings Corp., Senior Notes:
12,000		10.875% due 11/1/17	$9,870
391,013		11.250% due 11/1/17(i)	278,597
		Total Independent Power Producers & Energy Traders	288,467
		TOTAL UTILITIES	559,717
		TOTAL CORPORATE BONDS & NOTES (Cost — $7,600,838)	6,199,151
MORTGAGE-BACKED SECURITIES — 1.6%
FHLMC — 1.3%
		Federal Home Loan Mortgage Corp. (FHLMC), Gold:
69,595		7.000% due 6/1/17(f)	73,606
1,407,423		8.500% due 9/1/24(f)	1,594,820
		TOTAL FHLMC	1,668,426
FNMA — 0.3%
		Federal National Mortgage Association (FNMA):
38,772		5.500% due 1/1/14(f)	41,340
291,231		7.000% due 10/1/18-6/1/32(f)	324,112
		TOTAL FNMA	365,452
		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $1,938,811)	2,033,878
NON-U.S. TREASURY INFLATION PROTECTED SECURITIES — 5.3%
		Australia — 3.0%
2,650,000	AUD	Australia Government, Bonds, 4.000% due 8/20/20	3,689,159
		Canada — 2.3%
2,234,758	CAD	Government of Canada, Bonds, 4.250% due 12/1/21	2,819,126
		TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $5,845,666)	6,508,285
SOVEREIGN BONDS — 0.5%
		Argentina — 0.2%
		Republic of Argentina:
75,000	EUR	9.750% due 11/26/03(g)	42,469
150,000	EUR	8.500% due 7/1/04(g)	87,357
100,000	EUR	10.250% due 1/26/07(g)	61,105
225,000	EUR	Medium-Term Notes, 9.000% due 5/24/05(c)(g)	132,245
		Total Argentina	323,176
		Mexico — 0.3%
306,000		United Mexican States, Medium-Term Notes, 6.750% due 9/27/34	324,360
		Russia — 0.0%
556		Russian Federation, 8.250% due 3/31/10(c)	567
		TOTAL SOVEREIGN BONDS (Cost — $521,728)	648,103

See Notes to Financial Statements.

8	Western Asset Inflation Management Fund Inc. 2009 Annual Report

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

SHARES	SECURITY	VALUE
PREFERRED STOCKS — 0.5%
CONSUMER DISCRETIONARY — 0.0%
	Automobiles — 0.0%
300	Ford Motor Co., Series F, 7.550%	$5,499
FINANCIALS — 0.5%
	Consumer Finance — 0.1%
230	GMAC Inc., 7.000%(c)*	151,613
	Diversified Financial Services — 0.2%
1,000	Preferred Plus, Trust, Series FRD-1, 7.400%	18,500
6,800	Saturns, Series F 2003-5, 8.125%	151,980
	Total Diversified Financial Services	170,480
	Thrifts & Mortgage Finance — 0.2%
109,225	Federal Home Loan Mortgage Corp. (FHLMC), 8.375%(b)(f)*	114,686
98,300	Federal National Mortgage Association (FNMA), 8.250%(b)(f)*	108,130
	Total Thrifts & Mortgage Finance	222,816
	TOTAL FINANCIALS	544,909
	TOTAL PREFERRED STOCKS (Cost — $5,439,807)	550,408
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $123,286,736)	123,570,377

FACE AMOUNT†
SHORT-TERM INVESTMENT — 0.2%
	Repurchase Agreement — 0.2%
273,000	Morgan Stanley tri-party repurchase agreement dated 12/31/09, 0.005% due 1/4/10; Proceeds at maturity — $273,000; (Fully collateralized by U.S. government agency obligation, 0.900% due 4/8/10; Market value — $282,454) (Cost — $273,000)	273,000
	TOTAL INVESTMENTS — 100.0% (Cost — $123,559,736#)	$123,843,377

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2009 Annual Report	9

Schedule of investments continued

December 31, 2009

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(e)	Illiquid security.
(f)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.
(g)	The coupon payment on these securities is currently in default as of December 31, 2009.
(h)	Security has no maturity date. The date shown represents the next call date.
(i)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
#	Aggregate cost for federal income tax purposes is $124,144,435.

Abbreviations used in this schedule:
AUD	– Australian Dollar
CAD	– Canadian Dollar
EUR	– Euro
GMAC	– General Motors Acceptance Corp.
GSAMP	– Goldman Sachs Alternative Mortgage Products
IO	– Interest Only
STRIPS	– Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

10	Western Asset Inflation Management Fund Inc. 2009 Annual Report

Statement of assets and liabilities

December 31, 2009

ASSETS:
Investments, at value (Cost — $123,559,736)	$123,843,377
Foreign currency, at value (Cost — $74,939)	78,535
Cash	10,181
Interest receivable	1,061,091
Deposits with brokers for open futures contracts	82,147
Receivable for open forward currency contracts	50,430
Prepaid expenses	5,408
Total Assets	125,131,169
LIABILITIES:
Investment management fee payable	63,965
Payable for open forward currency contracts	26,184
Payable to broker — variation margin on open futures contracts	24,367
Directors’ fees payable	4,535
Accrued expenses	120,890
Total Liabilities	239,941
TOTAL NET ASSETS	$124,891,228
NET ASSETS:
Par value ($0.001 par value; 7,061,160 shares issued and outstanding; 100,000,000 shares authorized)	$ 7,061
Paid-in capital in excess of par value	137,774,165
Undistributed net investment income	24,771
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(13,170,559)
Net unrealized appreciation on investments, futures contracts and foreign currencies	255,790
TOTAL NET ASSETS	$124,891,228
Shares Outstanding	7,061,160
Net Asset Value	$17.69

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2009 Annual Report	11

Statements of operations

FOR THE PERIOD ENDED DECEMBER 31, 2009 AND THE YEAR ENDED OCTOBER 31, 2009	2009†	2009
INVESTMENT INCOME:
Interest	$ 646,394	$ 2,291,971
Dividends	283	104,686
Total Investment Income	646,677	2,396,657
EXPENSES:
Investment management fee (Note 2)	127,789	863,078
Audit and tax	30,900	63,855
Shareholder reports	20,000	72,941
Excise tax (Note 1)	10,000	12,389
Directors’ fees	9,969	33,449
Legal fees	9,350	58,886
Transfer agent fees	4,500	19,103
Stock exchange listing fees	3,957	20,320
Insurance	934	4,361
Custody fees	600	1,743
Interest expense (Note 3)	521	111,046
Miscellaneous expenses	690	6,124
Total Expenses	219,210	1,267,295
Less: Compensating balance credits (Note 1)	—	(124)
Net Expenses	219,210	1,267,171
NET INVESTMENT INCOME	427,467	1,129,486
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS (NOTES 1, 3 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	14,756	(2,178,788)
Futures contracts	78,698	(893,191)
Written options	—	171,961
Swap contracts	642,386	2,708
Foreign currency transactions	(139,675)	263,666
Net Realized Gain (Loss)	596,165	(2,633,644)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	302,931	23,202,356
Futures contracts	(75,400)	19,716
Written options	—	(2,781)
Swap contracts	(563,504)	944,943
Foreign currencies	96,338	(428,175)
Change in Net Unrealized Appreciation/Depreciation	(239,635)	23,736,059
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	356,530	21,102,415
INCREASE IN NET ASSETS FROM OPERATIONS	$ 783,997	$22,231,901

†  For the period November 1, 2009 through December 31, 2009.

See Notes to Financial Statements.

12	Western Asset Inflation Management Fund Inc. 2009 Annual Report

Statements of changes in net assets

FOR THE PERIOD ENDED DECEMBER 31, 2009 AND THE YEARS ENDED OCTOBER 31,	2009†	2009	2008
OPERATIONS:
Net investment income	$ 427,467	$ 1,129,486	$ 9,801,229
Net realized gain (loss)	596,165	(2,633,644)	2,656,108
Change in net unrealized appreciation/depreciation	(239,635)	23,736,059	(26,246,351)
Increase (Decrease) in Net Assets From Operations	783,997	22,231,901	(13,789,014)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(706,116)	(5,366,481)	(6,169,419)
Decrease in Net Assets From Distributions to Shareholders	(706,116)	(5,366,481)	(6,169,419)
FUND SHARE TRANSACTIONS:
Cost of tendered shares (0, 0 and 762,841 tendered shares, respectively) (Note 6)	—	—	(14,096,519)
Decrease in Net Assets From Fund Share Transactions	—	—	(14,096,519)
INCREASE (DECREASE) IN NET ASSETS	77,881	16,865,420	(34,054,952)
NET ASSETS:
Beginning of period	124,813,347	107,947,927	142,002,879
End of period*	$124,891,228	$124,813,347	$107,947,927
* Includes undistributed net investment income of:	$24,771	$325,978	$3,845,289

†  For the period November 1, 2009 through December 31, 2009.

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2009 Annual Report	13

Statement of cash flows

For the Period Ended December 31, 2009†

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and dividends received	$231,927
Operating expenses paid	(209,888)
Interest paid	(1,391)
Net sales and maturities of short-term investments	2,289,000
Realized gain on futures contracts	78,698
Realized gain on swap contracts	642,386
Realized loss on foreign currency transactions	(139,675)
Net change in unrealized depreciation on futures contracts	(75,400)
Net change in unrealized appreciation on foreign currencies	96,338
Purchases of long-term investments	(3,171,356)
Proceeds from disposition of long-term investments	11,541,704
Change in cash deposits with brokers for futures contracts	(33,884)
Change in premium for swap contracts	(817,218)
Change in payable to broker — variation margin	48,440
Change in receivable/payable for open forward currency contracts	(99,652)
Change in payable on swap contracts	(13,960)
Net Cash Provided by Operating Activities	10,366,069
CASH FLOWS USED BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(706,116)
Cash paid on reverse repurchase agreements	(9,651,600)
Net Cash Used by Financing Activities	(10,357,716)
NET INCREASE IN CASH	8,353
Cash, beginning of year	80,363
Cash, end of year	$88,716
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$783,997
Accretion of discount on investments	(230,719)
Amortization of premium on investments	91,574
Decrease in investments, at value	10,905,165
Increase in interest and dividends receivable	(275,605)
Decrease in premium for written swaps	(817,218)
Decrease in swap contracts payable	(13,960)
Decrease in payable for open forward currency contracts	(99,652)
Increase in payable to broker — variation margin	48,440
Increase in deposits with brokers for futures contracts	(33,884)
Decrease in prepaid expenses	4,891
Decrease in interest payable	(870)
Increase in accrued expenses	3,910
Total Adjustments	9,582,072
NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES	$10,366,069

†  For the period November 1, 2009 through December 31, 2009.

See Notes to Financial Statements.

14	Western Asset Inflation Management Fund Inc. 2009 Annual Report

Statement of cash flows

For the Year Ended October 31, 2009

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and dividends received	$3,545,932
Operating expenses paid	(1,261,617)
Interest paid	(112,371)
Net purchases of short-term investments	(722,000)
Realized loss on futures contracts	(893,191)
Realized gain on options	171,961
Realized gain on swap contracts	2,708
Realized gain on foreign currency transactions	263,666
Net change in unrealized appreciation on futures contracts	19,716
Net change in unrealized depreciation on foreign currencies	(428,175)
Purchases of long-term investments	(82,641,443)
Proceeds from disposition of long-term investments	100,002,407
Cash deposits with brokers for futures contracts	(48,263)
Change in premium for swap contracts	(760,390)
Change in receivable from broker — variation margin	134,844
Change in receivable/payable for open forward currency contracts	435,076
Change in payable on swap contracts	(10,116)
Net Cash Provided by Operating Activities	17,698,744
CASH FLOWS USED BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(5,366,481)
Cash paid on reverse repurchase agreements	(12,252,708)
Net Cash Used by Financing Activities	(17,619,189)
NET INCREASE IN CASH	79,555
Cash, beginning of year	808
Cash, end of year	$80,363
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$22,231,901
Accretion of discount on investments	624,742
Amortization of premium on investments	483,216
Increase in investments, at value	(419,374)
Decrease in payable for securities purchased	(6,412,266)
Decrease in interest and dividends receivable	41,317
Decrease in premium for written options	(15,906)
Increase in premium for written swaps	760,390
Decrease in swap contracts payable	(10,116)
Increase in deposits with brokers for futures contracts	(48,263)
Increase in payable for open forward currency contracts	435,076
Increase in payable to broker — variation margin	134,844
Increase in prepaid expenses	(682)
Decrease in interest payable	(1,325)
Decrease in accrued expenses	(104,810)
Total Adjustments	(4,533,157)
NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES	$17,698,744

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2009 Annual Report	15

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:

	2009[1,2]	2009[2,3]	2008[2,3]	2007[2,3]	2006[2,3]	2005[2,3]
NET ASSET VALUE, BEGINNING OF PERIOD	$17.68	$15.29	$18.15	$17.89	$19.22	$19.74
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.06	0.16	1.32	0.66	0.86	1.00
Net realized and unrealized gain (loss)	0.05	2.99	(3.39)	0.28	(0.55)	(0.34)
Total income (loss) from operations	0.11	3.15	(2.07)	0.94	0.31	0.66
LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)	(0.76)	(0.83)	(0.72)	(1.26)	(1.18)
Net realized gains	—	—	—	—	(0.38)	—
Return of capital	—	—	—	—	(0.04)	—
Total distributions	(0.10)	(0.76)	(0.83)	(0.72)	(1.68)	(1.18)
Increase in Net Asset Value due to shares repurchased in tender offer	—	—	0.04	0.04	0.04	—
NET ASSET VALUE,END OF PERIOD	$17.69	$17.68	$15.29	$18.15	$17.89	$19.22
MARKET PRICE, END OF PERIOD	$16.15	$15.99	$13.49	$16.16	$15.87	$17.02
Total return, based on NAV [4,5]	0.62%	21.09%	(11.87)%	5.65%	1.98%	3.42%
Total return, based on Market Price [5]	1.62%	24.67%	(12.15)%	6.51%	2.96%	(2.32)%
NET ASSETS, END OF PERIOD (000s)	$124,891	$124,813	$107,948	$142,003	$155,075	$185,105
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.04%[6]	1.09%	1.40%	1.45%[7]	3.64%	2.42%
Gross expenses, excluding interest expense	1.04 [6]	0.99	1.03	0.95 [7]	1.17	1.04
Net expenses	1.04 [6]	1.09 [8]	1.40 [8]	1.45 [7,9]	3.64 [9]	2.42
Net expenses, excluding interest expense	1.04 [6]	0.99 [8]	1.03 [8]	0.94 [7,9]	1.17 [9]	1.04
Net investment income	2.03 [6]	0.97	7.16	3.69	4.75	5.10
PORTFOLIO TURNOVER RATE	2%	45%[10]	70%[10]	39%[10]	33%	42%

1	For the period October 31, 2009 through December 31, 2009.
2	Per share amounts have been calculated using the average shares method.
3	For the year ended October 31.
4

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6	Annualized.
7

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios including and excluding interest expense would not have changed.

8	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.
9	Reflects fee waivers and/or expense reimbursements.
10

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 55%, 122% and 55% for the years ended October 31, 2009, 2008 and 2007, respectively.

See Notes to Financial Statements.

16	Western Asset Inflation Management Fund Inc. 2009 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Inflation Management Fund Inc. (the “Fund”) was incorporated in Maryland on March 16, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is total return. Current income is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through February 23, 2010, the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Western Asset Inflation Management Fund Inc. 2009 Annual Report	17

Notes to financial statements continued

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
U.S. treasury inflation protected securities	—	$106,593,704	—	$106,593,704
Asset-backed securities	—	268,051	$35	268,086
Collateralized mortgage obligations	—	768,762	—	768,762
Corporate bonds & notes	—	6,199,151	—	6,199,151
Mortgage-backed securities	—	2,033,878	—	2,033,878
Non-U.S. treasury inflation protected securities	—	6,508,285	—	6,508,285
Sovereign bonds	—	648,103	—	648,103
Preferred stocks:
Consumer discretionary	$ 5,499	—	—	5,499
Financials	393,296	151,613	—	544,909
Total long-term investments	$398,795	$123,171,547	$35	$123,570,377
Short-term investments†	—	273,000	—	273,000
Total investments	$398,795	$123,444,547	$35	$123,843,377
Other financial instruments:
Futures contracts	(55,684)	—	—	(55,684)
Forward foreign currency contracts	—	24,246	—	24,246
Total other financial instruments	$ (55,684)	$ 24,246	—	$ (31,438)
Total	$343,111	$123,468,793	$35	$123,811,939

†  See Schedule of Investments for additional detailed categorizations.

18	Western Asset Inflation Management Fund Inc. 2009 Annual Report

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	ASSET-BACKED SECURITIES	TOTAL
Balance as of October 31, 2009	—	—
Accrued premiums/discounts	—	—
Realized gain/(loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	$35	$35
Balance as of December 31, 2009	$35	$35
Change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2009[1]	$ 0	$ 0

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or

Western Asset Inflation Management Fund Inc. 2009 Annual Report	19

Notes to financial statements continued

receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the

20	Western Asset Inflation Management Fund Inc. 2009 Annual Report

option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

Western Asset Inflation Management Fund Inc. 2009 Annual Report	21

Notes to financial statements continued

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(j) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and

22	Western Asset Inflation Management Fund Inc. 2009 Annual Report

are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment in the Statement of Operations.

Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Western Asset Inflation Management Fund Inc. 2009 Annual Report	23

Notes to financial statements continued

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps. The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(k) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

24	Western Asset Inflation Management Fund Inc. 2009 Annual Report

(l) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(n) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar

Western Asset Inflation Management Fund Inc. 2009 Annual Report	25

Notes to financial statements continued

denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Compensating balance agreements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year. The fund paid $74,323 of Federal excise taxes attributable to calendar year 2008 in March 2009. The Fund anticipates being subject to an excise tax of approximately $10,000 for calendar year 2009.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(s) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

26	Western Asset Inflation Management Fund Inc. 2009 Annual Report

During the current period, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	$10,000	—	$(10,000)
(b)	(32,558)	$32,558	—

(a)              Reclassifications are primarily due to a non-deductible excise tax accrued by the Fund.

(b)              Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings, used for leverage.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on the assets managed by Western Asset Limited and Western Singapore, respectively.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the period November 1, 2009 through December 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$3,171,356	—
Sales	904,775	$10,633,069

Western Asset Inflation Management Fund Inc. 2009 Annual Report	27

Notes to financial statements continued

At December 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,265,035
Gross unrealized depreciation	(7,566,093)
Net unrealized depreciation	$(301,058)

At December 31, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to buy:
Euro Bundes Obligationer	16	3/10	$2,672,940	$2,652,870	$(20,070)
U.S. Treasury 10-Year Notes	11	3/10	1,305,598	1,269,984	(35,614)
Net unrealized loss on open futures contracts					$(55,684)

Transactions in reverse repurchase agreements for the Fund during the period November 1, 2009 through December 31, 2009 were as follows:

AVERAGE DAILY BALANCE*	WEIGHTED AVERAGE INTEREST RATE*	MAXIMUM AMOUNT OUTSTANDING*
$4,061,875	0.201%	$9,651,600

*                 Average based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.180% to 0.230% during the period November 1, 2009 through December 31, 2009. Interest expense incurred on reverse repurchase agreements totaled $521.

At December 31, 2009, the Fund had no open reverse repurchase agreements.

At December 31, 2009, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN(LOSS)
Contracts to sell:
Australian Dollar	1,590,922	$1,422,809	2/17/10	$ 5,601
Australian Dollar	2,510,448	2,245,167	2/17/10	39,089
Canadian Dollar	1,600,000	1,529,873	2/17/10	(26,184)
Euro	120,000	172,017	2/17/10	5,740
Net unrealized gain on open forward foreign currency contracts				$ 24,246

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

28	Western Asset Inflation Management Fund Inc. 2009 Annual Report

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities’ at December 31, 2009.

ASSET DERIVATIVES[1]
	FOREIGN EXCHANGE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Forward foreign currency contracts	$50,430	—	$50,430

LIABILITY DERIVATIVES[1]
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts[2]	$55,684	—	—	$55,684
Forward foreign currency contracts	—	$26,184	—	26,184
Total	$55,684	$26,184	—	$81,868

1         Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

2         Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period November 1, 2009 through December 31, 2009 and for the six months ended October 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
December 31, 2009 Futures contracts	$ 78,698	—	—	—	$78,698
Swap contracts	768,397	—	$(126,011)	—	642,386
Forward foreign currency contracts	—	$(113,793)	—	—	(113,793)
Total	$847,095	$(113,793)	$(126,011)	—	$607,291
October 31, 2009 Written options	116,796	—	—	—	116,796
Futures contracts	39,721	—	—	—	39,721
Swap contracts	(35,149)	—	20,324	—	(14,825)
Forward foreign currency contracts	—	2,264	—	—	2,264
Total	$121,368	$ 2,264	$ 20,324	—	$143,956

Western Asset Inflation Management Fund Inc. 2009 Annual Report	29

Notes to financial statements continued

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
December 31, 2009 Futures contracts	$ (75,400)	—	—	—	$(75,400)
Swap contracts	(721,228)	—	$157,724	—	(563,504)
Forward foreign currency contracts	—	$ 99,652	—	—	99,652
Total	$(796,628)	$ 99,652	$157,724	—	$(539,252)
October 31, 2009 Written options	(8,464)	—	—	—	(8,464)
Futures contracts	4,154	—	—	—	4,154
Swap contracts	243,606	—	177,216	—	420,822
Forward foreign currency contracts	—	(70,238)	—	—	(70,238)
Total	$ 239,296	$(70,238)	$177,216	—	$346,274

During the period November 1, 2009 through December 31, 2009, the Fund had average market values of $3,661,179 and $3,864,194 in futures contracts to buy and forward foreign currency contracts to sell, respectively.

At December 31, 2009, the Fund did not have any credit default swap contracts (to sell protection), but had an average notional balance of $4,536,000 of credit default swap contracts (to sell protection) and did not have any interest rate swaps, but had an average notional balance of $916,667 of interest rate swaps.

For the year ended October 31, 2009, the Fund had average market values of $9,632, $198,198, $1,172,300, $2,946,560 and $1,773,653 in written options, forward foreign currency contracts (to buy), forward foreign currency contracts (to sell), futures contracts (to buy) and futures contracts (to sell), respectively, average notional balances in interest rate swap contracts of $2,115,385 and average notional balances of $6,832,000 in credit default swap contracts (to sell protection).

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Distributions subsequent to December 31, 2009

On November 16, 2009, the Board of Directors (“Board”) of the Fund declared two dividends each in the amount of $0.05 per share, payable on January 29, 2010 and February 26, 2010, to shareholders of record on January 22, 2010 and February 19, 2010.

30	Western Asset Inflation Management Fund Inc. 2009 Annual Report

On February 16, 2010, the Fund’s Board declared three dividends, each in the amount of $0.05 per share, payable on March 26, 2010, April 30, 2010 and May 28, 2010, to shareholders of record on March 19, 2010, April 23, 2010 and May 21, 2010.

6. Tender offers

During the year ended October 31, 2008, the Fund, in accordance with its tender offer for up to 391,201 and 371,640 of its issued and outstanding shares of common stock, accepted and made payment of these shares at $18.63 and $18.32 per share (98% of the net asset value per share of $19.01 on January 15, 2008 and $18.69 on July 15, 2008). These shares represent 5% of the Fund’s then outstanding shares.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal period December 31, 2009 and fiscal years ended October 31, were as follows:

	December 31, 2009	October 31, 2009	October 31, 2008
Distributions Paid From:
Ordinary income	$706,116	$5,366,481	$6,169,419

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$310,719
Capital loss carryforward*	(11,914,336)
Other book/tax temporary differences(a)	(957,472)
Unrealized appreciation/(depreciation)(b)	(328,909)
Total accumulated earnings/(losses) — net	$(12,889,998)

*       During the taxable period ended December 31, 2009, the Fund utilized $572,290 of its capital loss carryover available from prior years. As of December 31, 2009, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2013	$ (3,569,321)
12/31/2014	(5,900,240)
12/31/2016	(2,444,775)
$(11,914,336)

These amounts will be available to offset any future taxable capital gains.

(a)              Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/(losses) on certain futures and foreign currency contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)             The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book and tax amortization methods for premiums on fixed income securities.

Western Asset Inflation Management Fund Inc. 2009 Annual Report	31

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset Inflation Management Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Inflation Management Fund Inc. as of December 31, 2009, and the related statements of operations for the period from November 1, 2009 to December 31, 2009 and for the year ended October 31, 2009, the statements of changes in net assets for the period from November 1, 2009 to December 31, 2009 and for each of the years in the two-year period ended October 31, 2009, the statements of cash flows for the period from November 1, 2009 to December 31, 2009 and for the year ended October 31, 2009 and the financial highlights for the period from November 1, 2009 to December 31, 2009 and for each of the years in the five-year period ended October 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Inflation Management Fund Inc. as of December 31, 2009, and the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 23, 2010

32	Western Asset Inflation Management Fund Inc. 2009 Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset Inflation Management Fund Inc.(the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 11 and 12, 2009, the Board, including the Independent Directors, considered and approved continuation of each of the Management Agreement and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Western Asset Inflation Management Fund Inc.	33

Board approval of management and subadvisory agreements (unaudited) continued

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based upon its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of services provided to the Fund by the Non-U.S. Sub-Advisers. The Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Each Non-U.S. Sub-Adviser helps to provide certain sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style,

34	Western Asset Inflation Management Fund Inc.

philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all leveraged BBB-rated corporate debt closed-end funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of eleven funds, including the Fund, for each of the 1-, 3- and 5-year periods. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2009 was ranked ninth among the eleven funds in the Performance Universe for that period, but was ranked fourth and fifth among the funds in the Performance Universe for the 3- and 5-year periods ended June 30, 2008, respectively. The Fund’s performance for the 3- and 5-year periods was better than the Performance Universe median. The Board considered the Manager’s explanation for the Fund’s performance for the 1-year period and noted that the small number of funds in the Performance Universe made meaningful comparisons difficult. The Board also considered the volatile market conditions during 2008 and the Fund’s performance in relation to its benchmark(s) and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreements for an additional period not to exceed one year would be in the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the

Western Asset Inflation Management Fund Inc.	35

Board approval of management and subadvisory agreements (unaudited) continued

Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and six other leveraged BBB-rated corporate debt closed-end funds, as classified by Lipper. The Expense Universe funds had average net assets ranging from the Fund’s $136.9 million to $1.994 billion.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed, among other things, that the Fund’s contractual Management Fee was ranked third among the seven funds in the Expense Universe; the Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked fifth among the funds in the Expense Universe; and the Fund’s actual total expenses ranked fourth among the funds in the Expense Universe. The Manager noted that the Fund’s contractual Management Fee and actual total expenses were at the Expense Universe median and that the Fund’s actual Management Fee was only 2 basis points worse than the Expense Universe median. The Manager also noted the small number and varying sizes of funds in the Expense Universe, making meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by

36	Western Asset Inflation Management Fund Inc.

other fund service providers. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager. At the Contract Renewal Meeting, the Board noted that the Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response, discussed differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2009 and March 31, 2008. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers, in each case, are paid by Western Asset. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had increased by 3 percent over the period covered by the analysis. However, the Board did not consider profitability to the Manager in providing services to the Fund to be excessive in light of the nature, scope and overall quality of the investment advisory and other services provided to the Fund by the Manager and the Sub-Advisers.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment

Western Asset Inflation Management Fund Inc.	37

Board approval of management and subadvisory agreements (unaudited) continued

plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the sub-adviser

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreements would be in the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

38	Western Asset Inflation Management Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Inflation Management Fund Inc. (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

NON-INTERESTED DIRECTORS

CAROL L. COLMAN
c/o Chairman of the Fund, Legg Mason & Co., LLC (“Legg Mason”)
620 Eighth Avenue, New York, NY 10018
Birth year	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	None

DANIEL P. CRONIN
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	None

Western Asset Inflation Management Fund Inc.	39

Additional information (unaudited) continued

Information about Directors and Officers

PAOLO M. CUCCHI
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	None

LESLIE H. GELB
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), the Council on Foreign Relations; formerly (prior to 2003), President, the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C.: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

40	Western Asset Inflation Management Fund Inc.

WILLIAM R. HUTCHINSON
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (consulting) (since 2001)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	Director and Non-Executive Chairman of the Board (since December 1, 2009), Associated Banc Corp. (banking) (since 1994)

RIORDAN ROETT
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	None

Western Asset Inflation Management Fund Inc.	41

Additional information (unaudited) continued

Information about Directors and Officers

JESWALD W. SALACUSE
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C.: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

INTERESTED DIRECTOR

R. JAY GERKEN, CFA*
Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years

Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (“CGM”) (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	134
Other board member ships held by Director	Former Trustee, Consulting Group Capital Group Capital Markets Funds (2002 to 2006)

*  Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain affiliates.

42	Western Asset Inflation Management Fund Inc.

OFFICERS

KAPREL OZSOLAK
Legg Mason
55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; formerly, Controller of certain funds associated with certain predecessor firms of Legg Mason (2002 to 2004)

TED P. BECKER
Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (2002 to 2005)

ROBERT I. FRENKEL
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)

Western Asset Inflation Management Fund Inc.	43

Additional information (unaudited) continued

Information about Directors and Officers

THOMAS C. MANDIA
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (1992 to 2005)

STEVEN FRANK
Legg Mason
55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (2001 to 2005)

ALBERT LASKAJ
Legg Mason
55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (2003 to 2005)

1

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2012, year 2010 and year 2011, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

44	Western Asset Inflation Management Fund Inc.

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification, and the Fund also has included the certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Inflation Management Fund Inc.	45

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all distributions on your Common Shares will be automatically reinvested by American Stock Transfer and Trust Company, as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent.

If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer and Trust Company, as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

46	Western Asset Inflation Management Fund Inc.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-888-888-0151 or by accessing the Plan Agent’s website at www.amstock.com. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets. Investors will be subject to income tax on amounts reinvested under the plan.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Western Asset Inflation Management Fund Inc.	47

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable period ended December 31, 2009:

Record date:	Monthly
Payable date:	November 2009 through December 2009
Ordinary income:

Qualified dividend income for individuals	4.27%
Dividends qualifying for the dividends received deduction for corporations	4.27%
Interest from Federal Obligations*	64.51%

*	This Fund has met the quarterly asset requirements for California, Connecticut and New York Resident Shareholders.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

48	Western Asset Inflation Management Fund Inc.

Western Asset
Inflation Management Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi	Subadvisers
Leslie H. Gelb	Western Asset Management Company
R. Jay Gerken, CFA
Chairman	Western Asset Management Company Limited
William R. Hutchinson
Riordan Roett	Western Asset Management Company Pte. Ltd.
Jeswald W. Salacuse
Custodian
Officers	State Street Bank and Trust Company
R. Jay Gerken, CFA	1 Lincoln Street
President and Chief Executive Officer	Boston, Massachusetts 02111

Kaprel Ozsolak	Transfer agent
Chief Financial Officer and Treasurer	American Stock Transfer & Trust Company
59 Maiden Lane
Ted P. Becker	New York, New York 10038
Chief Compliance Officer
Independent registered public accounting firm
Robert I. Frenkel	KPMG LLP
Secretary and Chief Legal Officer	345 Park Avenue
New York, New York 10154
Thomas C. Mandia
Assistant Secretary	Legal counsel
Simpson Thacher & Bartlett LLP
Albert Laskaj	425 Lexington Avenue
Controller	New York, New York 10017

Steven Frank	New York Stock Exchange Symbol
Controller	IMF

Western Asset Inflation Management Fund Inc.

55 Water Street
New York, New York 10041

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•      Information we receive from you on applications and forms, via the telephone, and through our websites;

•      Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•      Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Western Asset Inflation Management Fund Inc.

WESTERN ASSET INFLATION MANAGEMENT FUND INC.
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Inflation Management Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WAS0021 2/10 SR10-1029

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)2) of Item 3 to Form N-CSR.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending October 31, 2008 and October 31, 2009 and December 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $55,500 in October 31, 2008, $57, 900 in October 31, 2009 and $ 59, 200 December 31, 2009.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements were $0 in 2008 and $19 in 2009.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Inflation Management Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,650 in October 31, 2008 , $3,100 in October 31, 2009 and $0 in December 31 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Inflation Management Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Inflation Management Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Inflation Management Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100%, 100% and 100% for October 31, 2008, October 31, 2009 and December 31, 2009; Tax Fees were 100%, 100% and 100% for October 31, 2008, October 31, 2009 and December 31, 2009; and Other Fees were 100%, 100% and 100% for October 31, 2008, October 31, 2009 and December 31, 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Inflation Management Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Inflation Management Fund Inc. during the reporting period were $0 in 2009.

(h) Yes.  Western Asset Inflation Management Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Inflation Management Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)     Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset from 1998 to 2008; Senior Advisor/Chief Investment Officer Emeritus of Western Asset.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Peter H. Stutz Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager at Western Asset since 1997.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2009.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

S. Kenneth Leech‡	108 registered investment companies with $184.2 billion in total assets under management	229 Other pooled investment vehicles with $107.7 billion in assets under management*	832 Other accounts with $190.2 on in total assets under management**

Stephen A. Walsh‡	108 registered investment companies with $184.2 billion in total assets under management	229 Other pooled investment vehicles with $107.7 billion in assets under management*	832 Other accounts with $190.2 billion in total assets under management**

Keith J. Gardner‡	5 registered investment companies with $1.2 billion in total assets under management	6 Other pooled investment vehicles with $0.6 billion in assets under management	2 Other accounts with $0.1 billion in total assets under management

Michael C. Buchanan‡	17 registered investment Companies with $9.6	8 Other pooled investment vehicles	14 Other accounts with $1.9 billion

	billion in total assets Under management	with $4.0 billion in assets under management	in total assets under management

Peter H. Stutz‡	3 registered investment Companies with $1.6 billion in total assets Under management	1 Other pooled investment vehicles with $4.2 million in assets under management	13 Other accounts with $2.5 billion in total assets under management****

*                          Includes 6 accounts managed, totaling $1.1 billion, for which advisory fee is performance based.

**                   Includes 93 accounts managed, totaling $24.2 billion, for which advisory fee is performance based.

***            Includes 2 accounts managed, totaling $0.5 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of December 31, 2009.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	A
Keith J. Gardner	A
Michael C. Buchanan	A

Peter H. Stutz	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Inflation Management Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Inflation Management Fund Inc.

Date:	March 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Inflation Management Fund Inc.

Date:	March 3, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Inflation Management Fund Inc.

Date:	March 3, 2010